SUPPLEMENT DATED OCTOBER 30, 2003 TO
                                         CONTRACT PROSPECTUSES DATED MAY 1, 2003

The following information supplements, and to the extent inconsistent therewith, replaces the information in the MARKETLIFE, VINTAGELIFE, TRAVELERS PORTFOLIO ARCHITECT LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE II, INVEST, AND TRAVELERS VARIABLE LIFE contract prospectuses.

The Allocated Charges Option, an optional method of paying the Monthly Deduction Amount, is now being offered in addition to the pro rata basis option.

THE FOLLOWING PARAGRAPH REPLACES THE FIRST PARAGRAPH BEFORE THE BULLETED LIST UNDER "CHARGES AGAINST CASH VALUE."

MONTHLY DEDUCTION AMOUNT: Several charges are combined in the Monthly Deduction Amount, which we deduct pro rata from each of the Investment Option's values attributable to the Policy and the Fixed Account, (unless you select the ALLOCATED CHARGES OPTION - see below.) We deduct the amount on the first day of each Policy Month (the DEDUCTION DATE). The dollar amount of the Monthly Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of (1) the Cost of Insurance Charge, (2) the Policy Administrative Expense Charge and (3) charges for any Riders. These are described below.

THE FOLLOWING TWO PARAGRAPHS ARE ADDED AFTER THE BULLETED LIST OF "CHARGES AGAINST CASH VALUE."

ALLOCATED CHARGES OPTION (ACO): You may elect in writing to have us deduct the Monthly Deduction Amount from specified Funds and the Fixed Account rather than from all Funds on a pro rata basis. You may select a maximum of five Funds (including the Fixed Account) to deduct the Monthly Deduction Amount from you and you must designate the applicable amount from each specified fund in a whole percentage. In any given month if the value of any specified Fund is insufficient to support its share of the Monthly Deduction Amount, the Monthly Deduction Amount will be taken pro rata from all Funds.

To elect ACO, you must complete our ACO election form and send it to us. We may modify, suspend or terminate ACO at anytime without prior notification.

THE FOLLOWING INFORMATION REGARDING THE AYCO GROWTH FUND SUPPLEMENTS THE INFORMATION IN THE TRAVELERS VARIABLE SURVIVORSHIP LIFE, TRAVELERS VARIABLE SURVIVORSHIP LIFE II AND TRAVELERS VARIABLE LIFE CONTRACT PROSPECTUSES.

On July 1, 2003, Goldman Sachs Group acquired The Ayco Company L.P., the Ayco Growth Fund's investment manager. In conjunction with the acquisition, among other things, the Board of Trustees of the Ayco Growth Fund approved a proposal to reorganize the Ayco Growth Fund into the Goldman Sachs Capital Growth Fund, a series of The Goldman Sachs Variable Insurance Trust (the Merger). If approved by shareholders, we anticipate that the Acyo Growth Fund will merge into the Goldman Sachs Capital Growth Fund on or about December 19, 2003 (Closing Date). Therefore, if you have any cash value invested in the Ayco Growth Fund on the Closing Date, it will automatically be transferred to the Goldman Sachs Capital Growth Fund.

October 30, 2003                                                         L-23062